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                                                                   Exhibit 23.1

                           INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Gaylord Container Corporation on Form S-8 of our report dated October 28, 1999, appearing in the Annual Report on Form 10-K of Gaylord Container Corporation for the year ended September 30, 1999.



Deloitte & Touche LLP

Chicago, Illinois
April 5, 2000